BETA Technologies, Inc. Announces First Quarter 2026 Results

Leading the industry with seven eVTOL Integrated Pilot Program selections, BETA expanded strategic partnerships and accelerated its path to commercial operations

SOUTH BURLINGTON, Vt. – May 12, 2026 – BETA Technologies, Inc. (NYSE: BETA) (“BETA” or the “Company”), an electric aerospace company, today announced its financial and operating results for the first quarter ended March 31, 2026.

“Since the beginning of the year, BETA has made critical progress in support of our stepwise approach to electrify aviation, demonstrating our leadership position in the advanced air mobility sector as we prepare to enter eIPP operations,” said Kyle Clark, President and CEO. “We’ve created a complete system to bring electric aviation to market including training pilots, building aircraft and designing support systems. This strategy has led the best operators in the world to choose BETA as their partner and translates into tangible progress. In Q1, we led the industry with selections in seven of the eight eIPP launch programs; we added 16 sites to our nationwide charging network, and we secured additional contracts in our undersea propulsion work with General Dynamics. In parallel, for defense applications, we completed a preliminary design review on the hybrid turbogenerator with GE Aerospace that will initially support our MV250 VTOL. With more than 139,000 nautical miles flown to date all over the world, we are entering eIPP operations with hard-earned experience and momentum. We remain keenly focused on achieving type certifications and scaling production as we prepare to meet the tremendous demand, and ultimately change the way people fly.”

Business Highlights

•Advanced Certification: Completed the first company-conforming CTOL aircraft and surpassed 85,000 hours of flight and ground testing on H500A engines, including the completion of high-risk test conditions in lightning, icing and durability.

•Reached Key Technical Milestones: Successfully completed the preliminary design review of BETA’s hybrid-electric turbogenerator system in partnership with GE Aerospace, advancing next-generation propulsion capabilities and enhanced VTOL blade efficiency, while reducing noise and demonstrating lower transition energy in routine testing.

•Led eVTOL Integration Pilot Program Selections: Selected for 7 of 8 programs by the Federal Aviation Administration and U.S. Department of Transportation, the most of any electric aircraft developer. This accelerates BETA’s path to U.S. commercial electric aviation deployment. BETA was selected in programs that extend across 26 states, a testament to its technical progress and operational readiness.

•Grew Nationwide Charging Network: Expanded global charging network to 123 sites, signed agreement with the Florida Department of Transportation to provide 34 chargers and thermal management systems, supporting early market adoption and foundation for eIPP success.

•Drove Commercial Momentum: Added more than $375 million to our backlog, including a new partnership with Surf Air Mobility. Total commercial aircraft backlog grew to $3.9 billion across 991 aircraft.

Financial Highlights
•Q1 Revenue of $10.1 million
•Q1 Net loss of ($122.3) million
•Q1 Adjusted EBITDA of ($97.2) million

First Quarter 2026 Key Financial Metrics
(in thousands)

	Three Months Ended March 31,
	2026	2025
Revenues	$10,133	$9,599
Cost of revenues	4,301	1,738
Gross margin	5,832	7,861
Research and development	91,739	57,864
General and administrative	47,050	28,014
Total operating expenses	138,789	85,878
Loss from operations	(132,957)	(78,017)
Net loss	(122,309)	(78,278)
Adjusted EBITDA (1)	(97,246)	(64,718)
Capital expenditures (2)	24,176	6,681
Cash and cash equivalents	1,589,398	236,572
(1) In addition to results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains financial measures that are not calculated and presented in accordance with GAAP. See “Non-GAAP Financial Measures” for definitions of these non-GAAP financial measures. A reconciliation of the non-GAAP measures to their related GAAP measures can be found in the supplemental tables later in this press release.
(2) Represents purchases of property and equipment.
Revenues for the quarter ended March 31, 2026 were $10.1 million, compared to $9.6 million for the quarter ended March 31, 2025. Product revenues and Service revenues for the quarter ended March 31, 2026 were $0.9 million and $9.2 million, respectively.

Operating expenses for the quarter ended March 31, 2026 were $138.8 million, including research and development expenses of $91.7 million. Non-cash warrant expense related to the collaborative arrangement with GE Aerospace of $5.6 million was embedded in research and development expenses in the quarter ended March 31, 2026. Investments in research and development enable our certification programs and the further advancement of our enabling technologies.

Net loss and Adjusted EBITDA for the quarter ended March 31, 2026 were ($122.3) million and ($97.2) million, respectively.

Capital expenditures for the quarter ended March 31, 2026 were $24.2 million, compared to $6.7 million for the quarter ended March 31, 2025. Cash and cash equivalents totaled $1,589.4 million as of March 31, 2026, compared to $236.6 million as of March 31, 2025, as a result of successful private financings and the proceeds from our IPO.

Financial Outlook
BETA reaffirms full year 2026 revenues to be in the range of $39 million to $43 million and updates full year 2026 Adjusted EBITDA to be in the range of ($355) million to ($445) million.
BETA has not reconciled our forward-looking Adjusted EBITDA guidance because certain items that impact this non-GAAP metric are uncertain or out of BETA’s control and cannot be reasonably predicted.

In particular, stock-based compensation expense is impacted by the future fair market value of BETA’s Class A common stock, BETA’s future hiring needs, and other factors, all of which are difficult to predict, subject to frequent change, or not within BETA’s control. The actual amount of these expenses during 2026 could materially affect BETA’s future GAAP financial results. Accordingly, a reconciliation of this forward-looking non-GAAP metric is not available without unreasonable effort.
Webcast and Conference Call Details
BETA will host a live webcast and conference call at 8:30 am ET today to discuss the quarter’s financial and operating results. A link to the live webcast and supporting materials can be accessed on the Company’s Investor Relations website and a replay webcast will be available following the call. Participants may also join the conference call by registering on our Investors Relations website.
Investors should note that BETA may use our website (investors.beta.team) and BETA’s company account on Instagram and LinkedIn as a means of disclosing information and for complying with BETA’s disclosure obligations under Regulation FD. The information BETA provides through these channels may be deemed material. Investors should monitor these channels in addition to reviewing BETA’s press releases, SEC filings, and public conference calls.

About BETA Technologies, Inc.
BETA (NYSE: BETA) is an aerospace and defense company designing, manufacturing and selling high-performance electric aircraft, advanced electric propulsion systems, components and charging systems to top operators worldwide. BETA has built and flown its family of ALIA aircraft, consisting of both conventional fixed-wing electric aircraft (the “ALIA CTOL”) and electric vertical takeoff and landing aircraft (the “ALIA VTOL”), more than 135,000 nautical miles, including multiple trips across the United States. BETA is deploying a network of charging infrastructure to enable the growing industry with more than 100 sites across the United States and internationally. BETA’s intentional approach to developing the enabling technologies necessary to electrify aviation unlocks lucrative aftermarket revenue opportunity over the life of each aircraft. These highly scalable enabling technologies allow BETA to serve a customer base across cargo and logistics, defense, passenger and medical end markets and unlock cost-effective and safe missions. BETA was named the #1 company on TIME’s list of the World’s Top GreenTech Companies of 2025. Visit www.beta.team for more information about BETA and its products.
Contacts
Media:
press@beta.team
Investor Relations:
Devon Rothman, Head of Investor Relations and FP&A
investors@beta.team
Forward Looking Statements
This press release and the accompanying earnings call contain forward-looking statements within the meaning of federal securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our future financial and operating performance, including our outlook and guidance; our regulatory outlook, progress and timing; our business strategy, plan, objectives, and goals; capital needs and the growth of our growth of our operations, manufacturing capabilities, and supporting infrastructure for aircraft development and deployment; plans and anticipated benefits with respect to our collaborations with third parties, and projected demand for our aircraft, other products, and services.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, factors described throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2026, as such descriptions may be updated or amended by the factors that will be included in the future reports we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying earnings call.
Any forward-looking statement made by us in this press release and the accompanying earnings call is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement whether as a result of new information, future developments or otherwise.
Non-GAAP Financial Measures
In addition to traditional financial metrics, we use EBITDA and Adjusted EBITDA to help us evaluate our business.
We define EBITDA as net loss adjusted for interest income, interest expense, provision for income taxes, and depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for stock-based compensation expense, warrant expense, loss on disposal of property and equipment, and IPO costs.
We believe that these non-GAAP measures provide useful information to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non-GAAP measures are presented for supplemental informational purposes and should not be considered as substitutes for or superior to financial information presented in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in our financial statements and they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. In addition, investors are encouraged to review our consolidated financial statements included in our filings with the SEC in their entirety and not rely solely on any single financial measure.
We caution readers that our definitions of these non-GAAP financial measures may not be calculated in the same manner as similar measures used by other companies. Reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures are included in the supplemental tables attached to this press release.

BETA Technologies, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025
Revenues:
Product	$963	$2,488
Service	9,170	7,111
	10,133	9,599
Cost of revenues:
Product	596	533
Service	3,705	1,205
	4,301	1,738
Gross margin:
Product	367	1,955
Service	5,465	5,906
	5,832	7,861
Operating expenses:
Research and development	91,739	57,864
General and administrative	47,050	28,014
Total operating expenses	138,789	85,878
Loss from operations	(132,957)	(78,017)
Other (income) expense:
Interest income	(14,481)	(2,697)
Interest expense	3,617	2,860
Total other (income) expense	(10,864)	163
Loss before income taxes	(122,093)	(78,180)
Provision for income taxes	216	98
Net loss	(122,309)	(78,278)
Convertible preferred stock paid-in-kind dividend	—	12,164
Net loss attributable to common stockholders	$(122,309)	$(90,442)
Net loss per share attributable to common stockholders, basic and diluted	$(0.53)	$(1.98)

BETA Technologies, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$1,589,398	$1,710,227
Accounts receivable	6,430	5,747
Prepaid expenses and other current assets	24,993	23,494
Total current assets	1,620,821	1,739,468
Property and equipment, net	370,971	348,540
Operating lease right-of-use assets	17,836	16,417
Other non-current assets	3,474	1,840
Total assets	$2,013,102	$2,106,265
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$22,411	$24,503
Accrued expenses	29,000	35,109
Payroll liabilities	8,817	3,334
Deferred revenue	3,911	3,704
Operating lease liabilities	1,626	1,551
Notes payable	7,129	5,711
Other current liabilities	2,968	2,483
Total current liabilities	75,862	76,395
Deferred revenue, non-current	13,230	12,550
Operating lease liabilities, non-current	18,184	16,838
Notes payable, non-current	177,596	179,799
Other liabilities	2,975	2,847
Total liabilities	287,847	288,429
Total stockholders’ equity(1)	1,725,255	1,817,836
Total liabilities and stockholders’ equity	$2,013,102	$2,106,265
(1) Includes all components of stockholders’ equity, as presented in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026.

BETA Technologies, Inc.
Non-GAAP EBITDA and Adjusted EBITDA Reconciliation
(in thousands)

	Three Months Ended March 31,
	2026	2025
Net loss	$(122,309)	$(78,278)
Increase (decrease) as adjusted for:
Interest income	(14,481)	(2,697)
Interest expense	3,617	2,860
Provision for income taxes	216	98
Depreciation and amortization expense	6,151	5,121
EBITDA	$(126,806)	$(72,896)
Stock-based compensation expense	23,416	7,307
Warrant expense	5,634	—
Loss on disposal of property and equipment	331	871
IPO costs(1)	179	—
Adjusted EBITDA	$(97,246)	$(64,718)
(1) Represents accounting and advisory expenses incurred in connection with becoming and operating as a public company.